Exhibit 99.1


                  CERTIFICATION PURSUANT TO
       18 U.S.C. SECTION. 1350, AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the fiscal quarter ended September 28, 2002 (the Report) by Seaboard Corporation (the Company), the undersigned, as the Chief Executive Officer of the Company, hereby certifies pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

        The  Report fully complies with the requirements  of
        Section 13(a) or Section 15(d) of the Securities Exchange
        Act of 1934; and

        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                             /s/ H. H. Bresky
                             H. H. Bresky, Chairman of the Board,
                             President and Chief Executive Officer